Exhibit 10.1

Execution Copy

AZURE MIDSTREAM PARTNERS, LP
LIMITED DURATION WAIVER AGREEMENT

This Limited Duration Waiver Agreement (this “Agreement”) dated as of September 27, 2016, but effective upon the date of the satisfaction of the conditions set forth in Section 11 (the “Effective Date”), by and among Azure Midstream Partners, LP, a Delaware limited partnership (the “Borrower”), the Lenders (as defined below) party hereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as issuing lender (in such capacity, an “Issuing Lender”) and as swingline lender (in such capacity, the “Swingline Lender”).

RECITALS:

A.            The Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement, dated as of February 27, 2015 (as heretofore amended, as amended by this Agreement and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.            The Borrower has informed the Lenders that the Borrower will not be in compliance or expects it will not be in compliance with Section 9.15 (Financial Covenants) of the Credit Agreement (such instance of noncompliance being hereinafter referred to as the “Subject Default”).

C.            The Borrower, the subsidiaries of the Borrower listed therein, the Lenders, the Issuing Lender, the Swingline Lender and the Administrative Agent have entered into that certain Limited Duration Waiver Agreement and Amendment No. 5 to Credit Agreement dated as of August 12, 2016, pursuant to which, among other things, the Lenders waived the Subject Default for a period ending on September 27, 2016.

D.            The Borrower has requested that the Lenders waive the Subject Default during the period beginning on the date hereof and ending on October 28, 2016, and the Lenders are willing to do so subject to the terms and conditions contained in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Incorporation of Recitals; Defined Terms.  The Borrower acknowledges that the Recitals set forth above are true and correct in all material respects.  The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference.  All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

2.             Amounts Owing.  The Borrower acknowledges and agrees that the principal amount of Loans and LC Obligations as of September 27, 2016, is $173,661,626.46 ($173,511,626.46 in Revolving Credit Loans, $0 in Swingline Loans and $150,000.00 in LC Obligations), and such amount (together with interest and fees thereon) is justly and truly owing by the Borrower without defense, recoupment, offset or counterclaim.

3.             Limited Duration Waiver.  Subject to the terms and conditions contained in this Agreement, the Lenders waive the Subject Default but only for the period (the “Waiver Period”) beginning on the date hereof and ending on October 28, 2016 (the “Scheduled Waiver Expiration Date”).  The foregoing waiver shall become null and void on the Scheduled Waiver Expiration Date and from and after the Scheduled Waiver Expiration Date the Subject Default shall constitute an Event of Default and the Administrative Agent and the Lenders shall have all rights and remedies available to them under the Loan Documents as a result of the occurrence of the Subject Default as though this waiver had never been granted.

4.             Additional Agreements.  The Borrower further agrees that:

(a)           On or before October 11, 2016, it shall prepare and deliver to the Administrative Agent and the Lenders a reasonably detailed timetable and plan relating to the disposition of the assets of the Company and its Subsidiaries (the “Sale Plan”) and a reasonably detailed plan with respect to any potential capital raise (the “Capital Plan”).  The Sale Plan shall (i) summarize key dates for process milestones for achieving such disposition, including, without limitation, the preparation of marketing materials, identification of potential purchasers, solicitation of offers, receipt of initial indications of interest, execution of definitive agreements, and closing, (ii) describe in reasonable detail the proposed structure of such disposition and (iii) describe any material third party approval or filing requirements relating to the completion of such disposition, including the approval requirements related to the direct or indirect holders of the Equity Interests of the Borrower.  The Capital Plan shall describe in reasonable detail and include copies of any funding commitments and related proof of funds from one or more investors, sponsors, or other purchasers of debt or equity of the Borrower, including Azure Holdings GP, LLC, and describe in reasonable detail any other capital raising activities and plans relating to equity or debt financing.

(b)           Notwithstanding the existence of the Waiver Period or anything contained herein or in the Credit Agreement or the Loan Documents to the contrary, the Loans and other Secured Obligations outstanding shall bear interest at the applicable rate per annum set forth in Section 5.1(b) of the Credit Agreement.

(c)           Notwithstanding anything contained herein or in the Credit Agreement or the Loan Documents to the contrary, the Borrower shall not designate or permit to exist any Unrestricted Subsidiary.

5.             Waiver Termination.  As used in this Agreement, “Waiver Termination” shall mean the occurrence of the Scheduled Waiver Expiration Date, or, if earlier, the occurrence of any one or more of the following events: (a) any Default or Event of Default under the Credit Agreement, in each case other than the Subject Default; (b) any failure by the Borrower for any reason to comply with any term, condition, or provision contained in this Agreement; or (c) any representation made by the Borrower in this Agreement or pursuant to it proves to be incorrect or misleading in any material respect when made.

The occurrence of any Waiver Termination or any failure by the Borrower for any reason to comply with any term, condition, or provision contained in this Agreement shall be deemed an Event of Default under the Credit Agreement.  Upon the occurrence of a Waiver Termination, the Waiver Period is automatically terminated and the Lenders are then permitted and entitled, with respect to the Subject Default and any other Event of Default then in existence, under Section 10.2 of the Credit Agreement, among other things, to accelerate the Borrower’s indebtedness, obligations and liabilities under the Loan Documents, and to exercise any other rights and remedies that may be available under the Loan Documents or applicable law.

6.             Limited Waiver and Reservation of Rights.  The Borrower acknowledges and agrees that immediately upon expiration or termination of the Waiver Period, the Administrative Agent and the Lenders have all of their rights and remedies with respect to the Subject Default to the same extent, and with the same force and effect, as if the waiver contained herein had not been granted.  The Borrower will not assert and hereby forever waives any right to assert that the Administrative Agent or the Lenders are obligated in any way to continue to waive the Subject Default beyond the Waiver Period or to forbear from enforcing their rights or remedies with respect to the Subject Default after the Waiver Period or that the Administrative Agent and the Lenders are not entitled to act on the Subject Default after the occurrence of a Waiver Termination as if such default had just occurred and the Waiver Period had never existed.  The Borrower acknowledges that the Lenders have made no representations as to what actions, if any, the Lenders will take after the Waiver Period or upon the occurrence of any Waiver Termination, Default or Event of Default, and the Lenders and the Administrative Agent must and do hereby specifically reserve any and all rights, remedies, and claims they have (after giving effect hereto) with respect to the Subject Default and each other Default or Event of Default that may occur.

7.             Acknowledgement of Liens.  The Borrower (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

8.             Representations and Warranties.  The Borrower hereby represents and warrants that:

(a)           after giving effect hereto, the representations and warranties of the Credit Parties contained in the Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects as if made on and as of such date) on and as of the date hereof, except that any representation and warranty that by its terms is made only as of an earlier date shall be true and correct as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date;

(b)           no Default or Event of Default has occurred and is continuing after giving effect hereto;

(c)           the execution, delivery and performance of this Agreement are within the corporate or other power and authority of the Credit Parties party hereto and have been duly authorized by appropriate corporate or other action and proceedings;

(d)           this Agreement constitutes the legal, valid, and binding obligation of the Credit Parties party hereto, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and general principles of equity; and

(e)           there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

9.             Loan Documents Remain Effective.  Except as expressly set forth in this Agreement, the Loan Documents and all of the obligations of the Borrower thereunder, the rights and benefits of the Administrative Agent and Lenders thereunder, and the Liens created thereby remain in full force and effect.  Without limiting the foregoing, the Borrower agrees to comply with all of the terms, conditions, and provisions of the Loan Documents.  This Agreement and the Loan Documents are intended by the Lenders as a final expression of their agreement and are intended as a complete and exclusive statement of the terms and conditions of that agreement.

10.          Fees and Expenses.  The Borrower shall pay promptly on demand all fees and expenses (including attorneys’ and financial advisors’ fees) incurred by the Administrative Agent and its counsel in connection with this Agreement and the other instruments and documents being executed and delivered in connection herewith.

11.          Conditions Precedent.  This Agreement is effective as of the satisfaction of the following conditions precedent:

(a)           the Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered this Agreement, and each Grantor shall have executed and delivered its reaffirmation, acknowledgment, and consent in the space provided for that purpose below;

(b)           the payment of all current legal and financial advisor fees and expenses referred to in Section 10 above and for which invoices have been made available to the Borrower; and

(c)           the Borrower shall have delivered or cause to be delivered such evidence, in form and substance reasonably acceptable to the Administrative Agent, pursuant to which the Borrower’s primary financial advisor acknowledges that no fees or other amounts shall be payable to such advisor by reason of this Agreement under that certain engagement letter dated June 2, 2016, by and between such advisor and the Borrower.

12.           Miscellaneous.

(a)           The Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and each Lender party hereto does hereby adopt, ratify and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.

(b)           All references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby.  This Agreement shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

(c)           This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Agreement by facsimile transmission or e-mail shall be effective as delivery of a manually executed counterpart hereof.

(d)           THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

(e)           This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York.

(f)            For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases and forever discharges the Administrative Agent and each Lender, their respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, known or unknown, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY),

for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Agreement, the Credit Agreement, any other Loan Document or any of the transactions contemplated hereby or thereby; provided, that it is understood and agreed by the parties hereto that no Credit Party is releasing, waiving or discharging any defenses to expense reimbursement or indemnification it may have which are expressly provided in Section 12.3 of the Credit Agreement (collectively, the “Released Matters”). Each Credit Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 12(f) are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters.

[SIGNATURE PAGES TO FOLLOW]

This Limited Duration Waiver Agreement is entered into as of the date and year first above written.

BORROWER:	AZURE MIDSTREAM PARTNERS, LP

	By:	Azure Midstream Partners GP, LLC,
its general partner

		By:	/s/ Amanda Bush
		Name:	Amanda Bush
		Title:	CFO

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Lender, Swingline Lender, and Lender

By:	/s/ Barry Parks
Name:	Barry Parks
Title:	Director

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sophie Lee
Name:	Sophie Lee
Title:	Vice President

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Michale V.M. van der Voort
Name:	Michale V.M. van der Voort
Title:	Managing Director

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

COMPASS BANK, as a Lender

By:	/s/ Payton K. Swope
Name:	Payton K. Swope
Title:	Executive Vice President

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

COMERICA BANK, as a Lender

By:	/s/ David Balderach
Name:	David Balderach
Title:	Senior Vice President

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

ING CAPITAL LLC, as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Cheryl LaBelle
Name:	Cheryl LaBelle
Title:	Managing Director

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Geraldine King
Name:	Geraldine King
Title:	Executive Director Special Credits Risk Director

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President-Amegy Bank Division

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

REGIONS BANK, as a Lender

By:	/s/ Lynn Johnston
Name:	Lynn Johnston
Title:	REGIONS BANK/SR. VICE PRESIDENT

[Signature Page to Limited Duration Waiver — Azure Midstream Partners, LP]

REAFFIRMATION, ACKNOWLEDGEMENT AND CONSENT

The undersigned, Marlin Midstream, LLC, a Texas limited liability company, and Azure Holdings GP, LLC, a Delaware limited liability company (together, the “Pledgors”) have executed and delivered a Pledge Agreement dated as of February 27, 2015 to the Lenders, and the Pledgors, Marlin Logistics, LLC, a Texas limited liability company, Turkey Creek Pipeline, LLC, a Texas limited liability company, Marlin G&P I, LLC, a Texas limited liability company, Murvaul Gas Gathering, LLC, a Texas limited liability company, Talco Midstream Assets, Ltd., a Texas limited partnership, Azure TGG, LLC, a Delaware limited liability company, and Azure ETG LLC, a Delaware limited liability company (collectively, the “Guarantors”), have executed and delivered a Guaranty Agreement dated as of February 27, 2015 (as may be amended, modified or supplemented from time to time, the “Guaranty”) to the Lenders.  As an additional inducement to and in consideration of the Lenders’ acceptance of the Limited Duration Waiver Agreement dated as of September 27, 2016 (the “Limited Duration Waiver”), the Pledgors and the Guarantors hereby agree with the Lenders as follows:

1.             Each of the Guarantors consents to the execution of the Limited Duration Waiver by the Borrower and acknowledges that this consent is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain the Guarantors’ consent to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in said Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (as defined in the Guaranty), and its execution and delivery of this consent does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

2.             Each of the Guarantors and the Pledgors (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented or otherwise modified from time to time, (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations, (c) represents and warrants that, with respect to itself, each of the representations in Section 7 of the Limited Duration Waiver is true and correct in all respects and (d) acknowledges and agrees to the provisions in Section 12(f) of the Limited Duration Waiver.

3.             All terms used herein shall have the same meaning as in the Limited Duration Waiver and the Credit Agreement, unless otherwise expressly defined herein.

[SIGNATURE PAGES TO FOLLOW]

This Reaffirmation, Acknowledgement and Consent is dated as of September 27, 2016.

MARLIN MIDSTREAM, LLC,
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

MARLIN LOGISTICS, LLC,
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

MARLIN G&P I, LLC,
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

MURVAUL GAS GATHERING LLC,
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

[Signature Page to Reaffirmation, Acknowledgement and Consent — Azure Midstream Partners, LP]

TURKEY CREEK PIPELINE, LLC,
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

TALCO MIDSTREAM ASSETS LTD.,
a Texas limited partnership

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

AZURE HOLDINGS GP, LLC,
a Delaware limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

AZURE TGG, LLC,
a Delaware limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

[Signature Page to Reaffirmation, Acknowledgement and Consent — Azure Midstream Partners, LP]

AZURE ETG, LLC,
a Delaware limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

[Signature Page to Reaffirmation, Acknowledgement and Consent — Azure Midstream Partners, LP]